Prospectus supplement dated September 20, 2016
to the following prospectus(es):
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The prospectus offers the following underlying mutual funds as investment options under the contract. Effective September 30, 2016, the name of the investment options are updated as indicated below:
CURRENT NAME	UPDATED NAME
Nationwide Money Market Fund: Prime Shares	Nationwide Government Money Market Fund – Investor Class
Nationwide Money Market Fund: Service Class	Nationwide Government Money Market Fund – Service Class
The prospectus offers the following underlying mutual fund as an investment option under the contract. Effective October 11, 2016, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Virtus Balanced Fund: Class A	Virtus Strategic Allocation Fund – Class A
PRO-4668-32